                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               D.R. HORTON, INC.
               (Co-registrants are listed on the following page)
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                 Delaware                                         75-2386963
------------------------------------------                 ---------------------
 (State of Incorporation or Organization)                      (IRS Employer
                                                            Identification No.)
       1901 Ascension Blvd., Suite 100
             Arlington, Texas                                       76006
------------------------------------------                 ---------------------
 (Address of principal executive offices)                    (zip code)


 If this form relates to the                            If this form relates to the
 registration of a class of securities                  registration of a class of securities
 pursuant to Section 12(b) of the                       pursuant to Section 12(g) of the
 Exchange Act and is effective                          Exchange Act and is effective
 pursuant to General Instruction                        pursuant to General Instruction
 A.(c), please check the following                      A.(d), please check the following
 box. [X]                                               box. [ ]

Securities Act registration statement file number to which this form relates:
                                                                               -------------------------
                                                                                     (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

                  Title of Each Class                  Name of Each Exchange on
                  to be so Registered                  Which Each Class is to be
                  -------------------                          Registered
                                                             --------------
9.375% Senior Subordinated Notes Due 2011 of            New York Stock Exchange
the Registrant, together with Guarantees of such Senior Subordinated Notes by direct and indirect
Subsidiaries of the Registrant


Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
-------------------------------------------------------------------------------
                               (Title of class)

     The following direct and indirect subsidiaries of the Registrant may guarantee the debt securities and are co-registrants under this registration statement.

                                                     Jurisdiction of
                                                      Incorporation                 I.R.S. Employer
                Name of Co-Registrant                or Organization               Identification No.
                ---------------------               ---------------                ------------------
C. Richard Dobson Builders, Inc.                        Virginia                       54-1082672
CH Investments of Texas, Inc.                           Delaware                       86-0831611
CHI Construction Company                                Arizona                        86-0533370
CHTEX of Texas, Inc.                                    Delaware                       74-2791268
Continental Homes, Inc.                                 Delaware                       86-0515339
Continental Homes of Florida, Inc.                      Florida                        59-1237314
Continental Homes of Texas, L.P.                        Texas                          74-2791904
Continental Residential, Inc.                           California                     86-0724231
D.R. Horton, Inc. - Birmingham                          Alabama                        62-1666398
D.R. Horton, Inc. - Chicago                             Delaware                       75-2795240
D.R. Horton, Inc. - Denver                              Delaware                       75-2666727
D.R. Horton, Inc. - Greensboro                          Delaware                       75-2599897
D.R. Horton, Inc. - Louisville                          Delaware                       75-2636512
D.R. Horton, Inc. - Minnesota                           Delaware                       75-2527442
D.R. Horton, Inc. - New Jersey                          Delaware                       75-2665362
D.R. Horton, Inc. - Portland                            Delaware                       75-2763765
D.R. Horton, Inc. - Sacramento                          California                     75-2569592
D.R. Horton, Inc. - San Diego                           Delaware                       75-2460269
D.R. Horton - Texas, Ltd.                               Texas                          75-2491320
D.R. Horton, Inc. - Torrey                              Delaware                       75-2689997
D.R. Horton Los Angeles Holding Company, Inc.           California                     75-2589298
D.R. Horton Management Company, Ltd.                    Texas                          75-2436079
D.R. Horton San Diego Holding Company, Inc.             California                     75-2589293
DRH Cambridge Homes, Inc.                               California                     75-2589359
DRH Construction, Inc.                                  Delaware                       75-2633738
DRH Tucson Construction, Inc.                           Delaware                       75-2709796
DRHI, Inc.                                              Delaware                       75-2433464
KDB Homes, Inc.                                         Delaware                       86-0565376
Meadows I, Ltd.                                         Delaware                       75-2436082
Meadows II, Ltd.                                        Delaware                       51-0342206
Meadows IX, Inc.                                        New Jersey                     75-2684821
Meadows X, Inc.                                         New Jersey                     75-2684823
SGS Communities at Grande Quay, LLC                     New Jersey                     22-3481784

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         The material set forth in the section captioned "Description of Debt Securities" in the Registrant's Form S-3 Registration Statement (Registration No. 333-76175) filed with the Securities and Exchange Commission (the "Commission") on April 13, 1999, and the section captioned "Description of Notes" in the Registrant's Prospectus Supplement dated March 5, 2001 filed or to be filed pursuant to Rule 424(b) and incorporated by reference therein, is incorporated herein by reference.

Item 2.  Exhibits.
         --------

Exhibit No.       Description
-----------       -----------
1                 Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust
                  Company, as Trustee, relating to the Senior Subordinated Debt Securities of
                  D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on
                  September 7, 2000.

2                 First Supplemental Indenture, dated as of September 11, 2000, among
                  D.R. Horton, Inc., the guarantors named therein and American Stock
                  Transfer and Trust Company, as Trustee, relating to the 9.75% Senior
                  Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(b) to the Registrant's Current Report on Form 8-K
                  filed with the Commission on September 7, 2000.

3                 Second Supplemental Indenture, dated as of March 12, 2001, to be executed by
                  D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated
                  Notes due 2011 of D.R. Horton, Inc., is incorporated herein by reference from
                  Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the
                  Commission on March 8, 2001.

4                 Indenture, dated as of June 9, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee,
                  relating to Senior Debt Securities, is incorporated herein by reference from
                  Exhibit 4.1(a) to the Registrant's Registration Statement on Form S-3
                  (Registration No. 333-27521) filed with the Commission on May 21, 1997.

5                 First Supplemental Indenture, dated as of June 1, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as
                  Trustee, relating to the 8 3/8% Senior Notes due 2009, is incorporated by reference from Exhibit 4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed



                  with the Commission on June 6, 1997.

6                 Second Supplemental Indenture, dated as of September 30, 1997, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the
                  Registrant's Annual Report on Form 10-K for the fiscal year ended September
                  30, 1997, filed with the Commission on December 8, 1997.

7                 Third Supplemental Indenture, dated as of April 17, 1998, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, is incorporated by reference from Exhibit 4.3 to the
                  Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31,
                  1998, filed with Commission on May 14, 1998.

8                 Fourth Supplemental Indenture, dated as of April 20, 1998, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the
                  Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31,
                  1998, filed with Commission on May 14, 1998.

9                 Fifth Supplemental Indenture, dated as of August 31, 1998, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
                  September 30, 1998, filed with the Commission on December 10, 1998.

10                Sixth Supplemental Indenture, dated as of February 4, 1999, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, relating to the 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form
                  8-K filed with the Commission on February 2, 1999.

11                Seventh Supplemental Indenture, dated as of August 31, 1999, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
                  September 30, 1999, filed with the Commission on December 10, 1999.

12                Eighth Supplemental Indenture, dated as of March 21, 2000, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current
                  Report on Form 8-K, filed with the Commission on March 17, 2000.

13                Ninth Supplemental Indenture, dated as of March 31, 2000, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust



                  Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March
                  31, 2000, filed with the Commission on May 12, 2000.

14                Tenth Supplemental Indenture, dated as of June 5, 2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as
                  Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K,
                  filed with the Commission on June 6, 2000.

15                Indenture dated as of April 15, 1996 between Continental Homes Holding Corp.
                  ("Continental") and First Union National Bank, as Trustee, relating to the
                  10% Senior Notes due 2006, is incorporated herein by reference from Exhibit
                  4.1 to Continental's Annual Report on Form 10-K for the year ended May 31,
                  1996. The Commission file number for Continental is 1-10700.

16                First Supplemental Indenture, dated as of April 20, 1998, among the
                  Registrant, the guarantors named therein and First Union National Bank, as
                  Trustee, is incorporated by reference from Exhibit 4.5 to the Registrant's
                  Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998

17                Second Supplemental Indenture, dated as of August 31, 1998, among the
                  Registrant, the guarantors named therein and First Union National Bank, as
                  Trustee, is incorporated by reference from Exhibit 4.10 to the Registrant's
                  Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

18                Third Supplemental Indenture, dated as of August 31, 1999, among the
                  Registrant, the guarantors named therein and First Union National Bank, as
                  Trustee, is incorporated by reference from Exhibit 4.13 to the Registrant's
                  Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

19                Amended and Restated Master Loan and Inter-Creditor Agreement dated as of
                  July 1, 1999, among D.R. Horton, Inc., as a Borrower; Nationsbank, N.A., Bank
                  of America National Trust and Savings Association, Fleet National Bank, Bank
                  United, Comerica Bank, Credit Lyonnais New York Branch, Societe Generale,
                  Southwest Agency, The First National Bank of Chicago, PNC Bank, National
                  Association, Amsouth Bank, Bank One, Arizona, NA, First American Bank Texas,
                  SSB, Harris Trust and Savings Bank, Sanwa Bank California, Norwest Bank
                  Arizona, National Association,. Wachovia Mortgage Company and Summit Bank, as
                  Banks; and Nationsbank, N.A., as Administrative Agent, is incorporated by reference from Exhibit 10.21 to the Registrant's Annual Report on Form 10-K
                  for the fiscal year ended September 30, 1999, filed with the Commission on
                  December 10, 1999.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   D.R. HORTON, INC.

Date:  March 8, 2001               By:  /s/ Samuel R. Fuller
                                        -------------------------------------
                                                   Samuel R. Fuller
                                        Executive Vice President, Treasurer, and
                                                 Chief Financial Officer

                         CO-REGISTRANTS:
                         --------------
                         C. Richard Dobson Builders, Inc.
                         CHI Construction Company
                         CHTEX of Texas, Inc.
                         Continental Homes, Inc.
                         Continental Homes of Florida, Inc.
                         Continental Residential, Inc.
                         D.R. Horton, Inc. - Birmingham
                         D.R. Horton, Inc. - Chicago
                         D.R. Horton, Inc. - Denver
                         D.R. Horton, Inc. - Greensboro
                         D.R. Horton, Inc. - Louisville
                         D.R. Horton, Inc. - Minnesota
                         D.R. Horton, Inc. - New Jersey
                         D.R. Horton, Inc. - Portland
                         D.R. Horton, Inc. - Sacramento
                         D.R. Horton, Inc. - San Diego
                         D.R. Horton - Texas, Ltd.
                         D.R. Horton, Inc. - Torrey
                         D.R. Horton Los Angeles Holding Company, Inc. D.R. Horton San Diego Holding Company, Inc. DRH Cambridge Homes, Inc.
                         DRH Construction, Inc.
                         DRH Tucson Construction, Inc.
                         DRHI, Inc.
                         KDB Homes, Inc.
                         Meadows I, Ltd.
                         Meadows IX, Inc.
                         Meadows X, Inc.

                         By:    /s/ Samuel R. Fuller
                                -------------------------------------
                                Samuel R. Fuller
                                Treasurer of the
                                Co-Registrants listed above

                                  CH INVESTMENTS OF TEXAS INC.
                                  MEADOWS II, LTD.



                                  By:     /s/ William Peck
                                       -----------------------------------------
                                           William Peck
                                           President

                                  CONTINENTAL HOMES OF TEXAS, L.P.
                                  By:  CHTEX of Texas, Inc., its general partner


                                  By:    /s/ Samuel R. Fuller
                                       -----------------------------------------
                                         Samuel R. Fuller, Treasurer

                                  D.R. HORTON MANAGEMENT COMPANY, LTD
                                  D.R. HORTON - TEXAS, LTD.

                                  By:   Meadows I, Ltd., its general partner



                                       By:     /s/ Samuel R. Fuller
                                             -----------------------------------
                                               Samuel R. Fuller, Treasuer

                                  SGS COMMUNITIES AT GRANDE QUAY, LLC


                                  By:  Meadows IX, Inc., a member



                                       By:     /s/ Samuel R. Fuller
                                             -----------------------------------
                                               Samuel R. Fuller, Treasuer
                                  and


                                  By:  Meadows X, Inc., a member


                                       By:     /s/ Samuel R. Fuller
                                             -----------------------------------
                                               Samuel R. Fuller, Treasuer

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.       Description
-----------       -----------
1                 Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust
                  Company, as Trustee, relating to the Senior Subordinated Debt Securities of
                  D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on
                  September 7, 2000.

2                 First Supplemental Indenture, dated as of September 11, 2000, among
                  D.R. Horton, Inc., the guarantors named therein and American Stock
                  Transfer and Trust Company, as Trustee, relating to the 9.75% Senior
                  Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(b) to the Registrant's Current Report on Form 8-K
                  filed with the Commission on September 7, 2000.

3                 Second Supplemental Indenture, dated as of March 12, 2001, to be executed by
                  D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated
                  Notes due 2011 of D.R. Horton, Inc., is incorporated herein by reference from
                  Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the
                  Commission on March 8, 2001.

4                 Indenture, dated as of June 9, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as Trustee,
                  relating to Senior Debt Securities, is incorporated herein by reference from
                  Exhibit 4.1(a) to the Registrant's Registration Statement on Form S-3
                  (Registration No. 333-27521) filed with the Commission on May 21, 1997.

5                 First Supplemental Indenture, dated as of June 1, 1997, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as
                  Trustee, relating to the 8 3/8% Senior Notes due 2009, is incorporated by reference from Exhibit 4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

6                 Second Supplemental Indenture, dated as of September 30, 1997, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the
                  Registrant's Annual Report on Form 10-K for the fiscal year ended September
                  30, 1997, filed with the Commission on December 8, 1997.

7                 Third Supplemental Indenture, dated as of April 17, 1998, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust




                  Company, as Trustee, is incorporated by reference from Exhibit 4.3 to the
                  Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31,
                  1998, filed with Commission on May 14, 1998.

8                 Fourth Supplemental Indenture, dated as of April 20, 1998, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, is incorporated by reference from Exhibit 4.4 to the
                  Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31,
                  1998, filed with Commission on May 14, 1998.

9                 Fifth Supplemental Indenture, dated as of August 31, 1998, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
                  September 30, 1998, filed with the Commission on December 10, 1998.

10                Sixth Supplemental Indenture, dated as of February 4, 1999, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, relating to the 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

11                Seventh Supplemental Indenture, dated as of August 31, 1999, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
                  September 30, 1999, filed with the Commission on December 10, 1999.

12                Eighth Supplemental Indenture, dated as of March 21, 2000, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current
                  Report on Form 8-K, filed with the Commission on March 17, 2000.

13                Ninth Supplemental Indenture, dated as of March 31, 2000, among the
                  Registrant, the guarantors named therein and American Stock Transfer & Trust
                  Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March
                  31, 2000, filed with the Commission on May 12, 2000.

14                Tenth Supplemental Indenture, dated as of June 5, 2000, among the Registrant, the guarantors named therein and American Stock Transfer & Trust Company, as
                  Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K,
                  filed with the Commission on June 6, 2000.

15                Indenture dated as of April 15, 1996 between Continental Homes Holding Corp.
                  ("Continental") and First Union National Bank, as Trustee, relating to the 10% Senior Notes due 2006, is incorporated herein by reference from
                   Exhibit 4.1 to  Continental's Annual Report on Form 10-K for the year ended May 31, 1996. The Commission file number for Continental is 1-10700.

16                First Supplemental Indenture, dated as of April 20, 1998, among the
                  Registrant, the guarantors named therein and First Union National Bank, as
                  Trustee, is incorporated by reference from Exhibit 4.5 to the Registrant's
                  Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998

17                Second Supplemental Indenture, dated as of August 31, 1998, among the
                  Registrant, the guarantors named therein and First Union National Bank, as Trustee, is incorporated by reference from Exhibit 4.10 to the
                  Registrant's Annual Report on Form 10-K for the fiscal year ended September
                  30, 1998, filed with the Commission on December 10, 1998.

18                Third Supplemental Indenture, dated as of August 31, 1999, among the
                  Registrant, the guarantors named therein and First Union National Bank, as
                  Trustee, is incorporated by reference from Exhibit 4.13 to the Registrant's
                  Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

19                Amended and Restated Master Loan and Inter-Creditor Agreement dated as of
                  July 1, 1999, among D.R. Horton, Inc., as a Borrower; Nationsbank, N.A., Bank
                  of America National Trust and Savings Association, Fleet National Bank, Bank
                  United, Comerica Bank, Credit Lyonnais New York Branch, Societe Generale,
                  Southwest Agency, The First National Bank of Chicago, PNC Bank, National
                  Association, Amsouth Bank, Bank One, Arizona, NA, First American Bank Texas,
                  SSB, Harris Trust and Savings Bank, Sanwa Bank California, Norwest Bank
                  Arizona, National Association,. Wachovia Mortgage Company and Summit Bank, as
                  Banks; and Nationsbank, N.A., as Administrative Agent, is incorporated by reference from Exhibit 10.21 to the Registrant's Annual Report on Form 10-K
                  for the fiscal year ended September 30, 1999, filed with the Commission on
                  December 10, 1999.

                                       12